July 16, 2010

DREYFUS NEW YORK TAX EXEMPT
BOND FUND, INC.

Supplement to Prospectus
dated October 1, 2009

     The following information supersedes and replaces any contrary information contained in the fund’s prospectus, including the fourth paragraph of the section of the fund’s prospectus entitled “Goal and Approach — Dreyfus NewYorkTax Exempt Bond Fund, Inc.”

     The portfolio manager focuses on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio manager selects municipal bonds for the fund’s portfolio by: • Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and • Actively trading among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

0980S0710